Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

MayTech Global Growth ETF (MTGG)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

September 28, 2026

Supplement to the Prospectus, dated September 7, 2026

Effective immediately, in the Fund Summary section of the Prospectus, the “Fund Attributes” section is deleted in its entirety and replaced with the following:

Fund Attributes

The Fund seeks to invest globally in companies identified by the Sub-Adviser as growth companies, including U.S. and non-U.S. companies across both developed and emerging-market countries. The Fund ordinarily will hold investment positions in at least three non-U.S. issuers at any given time. A company is considered a non-U.S. issuer if (i) it is organized under non-U.S, law, (ii) its headquarters is located outside the United States, (ii) its securities are primarily traded on a non-U.S. securities exchange, (iii) it derives at least 50% of its total revenues or profits from non-U.S. sources, or (iv) at least 50% of its assets are located outside of the United States.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors. From time to time, the Fund may focus its investments in particular sectors.

Please retain this Supplement for future reference.

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